SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Quest Group International, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

QUEST GROUP INTERNATIONAL, INC.
18 Technology Drive, Suite 130
Irvine, California 92618

_______________

INFORMATION STATEMENT
_______________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY OUR SHAREHOLDERS. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

This Information Statement is being furnished to the stockholders of record of Quest Group International, Inc. (“we” or the “Company”) as of September 5, 2007 (the “Record Date”) to advise them that the Board of Directors and stockholders of the Company have approved an amendment (the “Amendment”) to our Amended and Restated Articles of Incorporation and adopted a 2007 Stock Compensation Plan (the “Plan”). The Amendment, when filed with the Nevada Secretary of State, will change our name to “NuRx Pharmaceuticals, Inc.” Stockholder approval was by written consent of stockholders who own shares representing approximately 52.1% of the outstanding votes as of the Record Date. This Information Statement is being mailed commencing on or about October 1, 2007.

A copy of the Plan is attached to this proxy statement as Appendix A.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to our stockholders. We anticipate that the Amendment will be filed promptly following the 20th day after this Information Statement is first sent to our stockholders. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

Vote Required

As discussed in further detail below, the Amendment and the Plan require the approval of stockholders holding a majority of the outstanding votes. As of the record date, we had 106,500,000 shares of common stock outstanding. Each share of common stock is entitled to one vote.

Holders of shares representing 55,500,000 votes executed the written consent in favor of the Amendment and the adoption of the Plan.

Meeting Not Required

Under Section 78.390 of the Nevada Revised Statutes (the “Nevada Law”), an amendment to our Articles of Incorporation must be proposed by resolution of the Board of Directors and be approved of by shareholders holding shares entitling them to exercise at least a majority of the voting power of the company. Section 78.320 of the Nevada Law provides that, unless otherwise provided in a corporation’s articles of incorporation or bylaws, actions required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding not less than at least a majority of the voting power of the company. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors decided to obtain, and did in fact obtain, the written consent of 10 shareholders holding the requisite number of votes that would be necessary to authorize or take such action. Our Bylaws also permits action to be taken by the written consent of the shareholders holding not less than at least a majority of the voting power of the company.

Dissenters Rights of Appraisal

There are no dissenter’s rights of appraisal applicable to the action to adopt the Amendment or the Plan.

AMENDMENT TO ARTICLES OF INCORPORATION

On July 20, 2007, the Board of the Company adopted, subject to stockholder approval, an amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of Quest Group International, Inc. to NuRx Pharmaceuticals, Inc. The required shareholder approval was obtained on September 6, 2007. No change will be made to the other provisions of our Amended and Restated Articles of Incorporation.

Reasons for the Amendment

We were formed as a Nevada corporation on August 14, 2001 as Quest Group International, Inc.  From our inception in 2001 until earlier this year, we were in the business of selling nutritional products to independent distributors and consumers in the United States and Japan.

On May 11, 2007, the Company entered into a license agreement with Vitae Pharmaceticals, Inc., a privately held company. Pursuant to the license agreement, the Company acquired an exclusive, worldwide sublicense, with the right to grant further sublicenses, to certain compounds and technology for all human and veterinary use. The indications for the lead compounds are acute myeloid leukemia, solid cancers (lung and breast) and chemotherapy-induced neutropenia (low white cell count).

In connection with the licensing of this intellectual property, the Company has shifted its primary focus to the pharmaceutical industry, and more specifically the development of nuclear receptor target therapeutics. The Company recently spun off its former nutritional products business line, and no longer conducts any business in the nutritional products industry.

The Board believes that changing the name of the Company to NuRx Pharmaceuticals, Inc. will serve to reflect the new business line of the Company. The name “NuRx Pharmaceuticals, Inc.” will more clearly identify the Company with its current business focus on the pharmaceutical industry, and help separate the Company from its association with its previous business line of nutritional products.

The voting and other rights that accompany our securities will not be affected by the change in our name. Our ticker (trading) symbol, which is currently “QSTG.OB,” will change as a result of the name change. After the name change, stockholders will be permitted to, but need not, exchange their certificates to reflect the change in corporate name. However, the existing certificate will continue to represent shares of our common stock as if the corporate name had not changed.

Vote Obtained

A total of 106,500,000 shares of common stock were issued and outstanding as of the Record Date. Out of this total, the affirmative vote of a minimum of 53,250,000 shares of common stock was required for approval of the Amendment. On September 6, 2007, stockholders, holding 55,500,000 shares of executed a written consent approving the Amendment. Pursuant to Section 78.390 of the Nevada Revised Statutes, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the articles of incorporation. Under Section 78.320 of the Nevada Revised Statutes, unless otherwise provided in our Articles of Incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, without prior notice and without a vote, a written consent thereto is signed by stockholders holding not less than the minimum number of votes that would be necessary to authorize or take such action. Our By-Laws require the same proportion of votes. Accordingly, the Amendment was duly approved and no further votes will be needed.

2007 STOCK COMPENSATION PLAN

On July 20, 2007, our Board approved, subject to stockholder approval, the 2007 Stock Compensation Plan (the “Plan”). The required stockholder approval was obtained on September 6, 2007. The number of shares of common stock authorized for issuance under the Plan is 15,000,000.

A copy of the Plan is attached to this proxy statement as Appendix A.

Reasons for the Plan

Prior to the Plan, we had no securities authorized for issuance under equity compensation plans. The Board believes that an equity compensation plan is necessary in order to continue to attract and retain, and make shares available for the grant of stock options to, current and future executive officers and other employees.

Summary of the Plan

The purpose of the Plan is to advance the interests of the Company by enhancing its ability to attract, retain and provide incentives to directors, officers, employees and independent contractors who are crucial to the future growth and success of the Company and its subsidiaries and affiliates. Awards may be made under the Plan to employees and independent contractors, which include consultants, advisors and directors of the Company. There are currently approximately 10 individuals eligible to receive benefits under the Plan.

Subject to adjustment provisions of the Plan that are applicable in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, security issuance or similar transaction, awards may be made under the Plan for up to FIFTEEN MILLION (15,000,000) shares of common stock. If any shares awarded under the Plan expire or are terminated, forfeited or surrendered for any reason, that number of unused shares shall again become available under the Plan.

The 2007 Stock Plan is to be administered by our Board of Directors or a committee to whom the Board has delegated some or all of the administration of the Plan. As of the date of this Information Statement, the Board administers the Plan. In the event that administration is delegated to a committee, all references in this Information Statement referring to the Board shall be read as equally applicable to that committee. The Board may also delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

The Board will determine the persons to whom awards shall be made, the number of shares to be covered by each award, and the terms thereof. In doing so, the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

The Board shall have plenary authority in its discretion to administer the Plan, including, but not limited to the power to set administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan.

 Terms and Conditions of Awards

Under the Plan, the Board can make awards of options, stock appreciation rights, performance shares, and restricted stock. Each type of award may be made alone, in addition to, or in relation to any other type of award. Unless otherwise determined by our Board, awards granted under the Plan are not transferable other than by will or by the laws of descent and distribution. No award shall have a term exceeding ten years, measured from the date of the grant. The Board shall determine and specify in the award documentation the effect on an award of the Plan participant’s disability, death, retirement, authorized leave of absence or other termination of employment or other status and the extent to which, and the period during which, the Plan participant’s legal representative, guardian or designated beneficiary may exercise rights under such award.

Options. The Board may award options to purchase shares of the company’s common stock. The Board shall establish the exercise price at the time each option is awarded, and each option shall be exercisable at such time and subject to such terms and conditions as the Board may specify. The option shall provide for payment of the exercise price by cash or check, or such other lawful consideration as the Board decides, including payment pursuant to a cashless exercise feature. The Board may also accelerate the time in which all or any part of an option may be exercised.

Stock Appreciation Rights. The Board may grant Stock Appreciation Rights, or SARs, entitling recipients upon exercise of the SAR to receive an amount, in cash or common stock or a combination thereof (such form to be determined by the Board), equal to the excess of the share’s fair market value (as defined in the Plan) on the date of exercise over its fair market value on the date the SAR was granted. SARs may be granted in tandem with the options awarded under the Plan. If the SARs are granted in tandem with an option, the SARs shall be subject to the same terms and conditions as the option or options, including the vesting period and expiration date of the award. For SARs not granted in tandem with an option, the SARs shall become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may accelerate the time at which all or any part of the SAR may be exercised. The Company shall have no obligation to set aside any assets to fund any SAR obligation, and amounts payable for SARs under the Plan shall be paid from the general funds of the Company.

Performance Shares. The Board may make Performance Share awards entitling recipients to acquire shares of common stock upon the attainment of specified performance goals. The Board in its sole discretion shall determine the performance goals applicable under each such award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares. The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share award.

Restricted Stock. The Board may grant awards of Restricted Stock entitling recipients to acquire shares of stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable award are not satisfied prior to the end of the applicable restricted period or restricted periods established by the Board for such award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives. The purchase price for each share of Restricted Stock shall be determined by the Board. Such purchase price may be paid in cash or such other lawful consideration as determined by the Board. The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Changes in Control

In the event that the Company or the division, subsidiary or other affiliated entity for which a Plan participant performs services is sold, merged, consolidated, reorganized or liquidated, all unvested options immediately vest. Furthermore, the Board may take any one or more of the following actions as to outstanding awards: (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Plan participants, provide that all unexercised options or SARs shall terminate immediately prior to the consummation of such transaction unless exercised by the Plan participant within a specified period following the date of such notice, (iii) in the event of a sale or similar transaction under the terms of which holders of the common stock of the Company receive a payment for each share surrendered in the transaction, make or provide for a payment to each option and/or SAR holder equal to the amount such holder would receive if they had exercised the option or SAR immediately prior to such sale, or (iv) make such other adjustments, if any, as the Board determines to be necessary or advisable to provide each Plan participant with a benefit substantially similar to that to which the plan participant would have been entitled had such event not occurred.

Amendment and Termination of the Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. The Board may amend, modify or terminate any outstanding award, including substituting therefor another award of the same or a different type, and changing the date of exercise or realization, provided that the Plan participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Plan participant.

Certain Federal Income Tax Consequences

Options. There are no federal income tax consequences to either the Company or optionees upon the grant of stock options under the Plan. For tax purposes, options granted under the Plan will be treated as either incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or options that are not intended to qualify as incentive stock options (referred to as “NQOs”). To qualify as an ISO the option must meet certain criteria, including but not limited to the recipient being an employee of the Company.

If the option qualifies as an ISO, the employee will not recognize any income upon the exercise of the option. In order to avail himself of this tax benefit, the employee must make no disposition of the shares so received before he has held such shares for at least one year and at least two years have passed since he was granted the option. Assuming compliance with this and other applicable tax provisions, the employee will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If an eligible employee disposes of shares acquired by exercise of an incentive stock option before the expiration of the above-noted periods, the gain arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent the lesser of (a) the fair market value of the shares on the date the option was exercised, or (b) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, upon the exercise of an ISO, the employee will recognize as an addition to his or her tax base an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If a disqualifying disposition is made in the year of exercise, income for purposes of the regular income tax will be recognized and the alternative minimum tax base will not additionally be increased.

If the option is considered an NQO, assuming compliance with Section 409A of the Internal Revenue Code, upon exercise of the option, the amount by which the fair market value of the stock acquired exceeds the exercise price will constitute ordinary income to the recipient and will be subject to withholding of income and other payroll taxes. The purchase price of the stock acquired pursuant to the exercise of such stock option, plus the amount of any resulting ordinary income as set forth above, will constitute the tax basis in such stock. Any subsequently realized gain or loss in relation to the holder’s tax basis will generally constitute capital gain or loss, and will be long-term or short-term, depending upon the length of time the stock was held before its sale or exchange.

Subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of the option is considered to have realized ordinary income in connection with the option.

Stock Appreciation Rights. Assuming compliance with Section 409A of the Internal Revenue Code, an employee who receives an award of stock appreciation rights will not recognize income, and the Company will not be allowed a tax deduction, at the time of award. When the employee exercises the right, he or she will recognize ordinary income, and the Company will be entitled to a corresponding tax deduction.

7

Performance Shares. An employee who receives an award of Performance Shares will recognize ordinary income equal to the fair market value of the Performance Shares when the award is made, and the Company will be entitled to a corresponding tax deduction for income tax purposes.

Restricted Stock. Unless an employee makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of the award, an employee who receives a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time of the award. As and when the restrictions lapse, the employee will recognize ordinary income equal to the fair market value of the restricted shares as of that time, and the Company will be entitled to a corresponding tax deduction.

Section 409A of the Internal Revenue Code

If an NQO or SAR is issued with an exercise price of less than the fair market value of the common stock at the date of grant, the spread, as and when the option becomes exercisable (vests), could be taxable under Section 409A of the Internal Revenue Code even if the option is not exercised. Any such income to the optionee would be subject to a penalty tax of 20% (in addition to the regular income tax) plus an interest element. To date, all options issued under the Plan have been issued at fair market value.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers, subject to certain exceptions. Unless the administrator of a equity compensation plan is comprised of “outside directors” within the meaning of Section 162(m), grants under the equity compensation plan will be subject to the Section 162(m) limitations on deductibility. Our Board, the current administrator of the Plan, is not presently comprised of “outside directors.” Thus grants under the Plan will be subject to the Section 162(m) limitations.

Plan Benefits

As of September 5, 2007, the Board has made the following grants under the Plan:

Name and Position	Dollar Value ($)(1)	Type of Award	Number of Units
Harin Padma-Nathan (2) Chief Executive Officer	$750,000	Options	3,474,000
Steven Gershick Chief Financial Officer	0	--	0
Rosh Chandraratna Chief Scientific Officer	0	--	0
Executive Group			3,474,000
Sharyar Baradaran (3) Director and Secretary	$43,200	Options	200,000
Non-Executive Director Group			200,000

8

(1) The “Dollar Value” is the fair value of the option grant as estimated on the date of grant using the Black-Scholes option pricing model.

(2) On May 31, 2007, in connection with the employment agreement as Chief Executive Officer, Dr. Padma-Nathan was issued options to purchase 3,474,000 common shares of the Company for an exercise price of $1.00 per share. The option shares vest in equal installments every 90 days from the date of the agreement over the course of his 5 year employment agreement. Dr. Padma-Nathan’s options are to be treated for tax purposes as ISO’s to the extent they meet such criteria.

(3) On July 20, 2007, the Company’s Board of Directors authorized the issuance of options to purchase 200,000 shares of common stock at $1.00 per share to Dr. Baradaran, for his services as a non-employee director. This option is 100% vested.

No other grants or allocations have been made under the Plan. The Company has no other equity compensation plans.

Vote Obtained

A total of 106,500,000 shares of common stock were issued and outstanding as of the Record Date. Out of this total, the affirmative vote of a minimum of 53,250,000 shares of common stock were required for approval of the Plan. On September 6, 2007, stockholders, holding 55,500,000 shares of common stock, executed a written consent approving the Plan. Pursuant to Section 78.320 of the Nevada Revised Statutes, unless otherwise provided in our Articles of Incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, without prior notice and without a vote, a written consent thereto is signed by stockholders holding not less than the minimum number of votes that would be necessary to authorize or take such action. Accordingly, the Plan was duly approved and no further votes will be needed.

9

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
BENEFICIAL OWNERS

Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 5, 2007, for: (i) each person who is known by us to beneficially own more than five percent of the our common stock, (ii) each of our directors, (iii) our Named Executive Officers, as defined in Regulation S-B Item 402(a), and (iv) all directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days. Information with respect to beneficial ownership has been furnished to us by each, director, executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned (2)	Percentage of Total
Dr. Harin Padma-Nathan(3)(4)(5) Director, CEO and President	2,673,700	2.5%
Kurt Brendlinger (6) Director	13,750,000	12.9%
Sharyar Baradaran(3)(7)(8) Director and Secretary	700,000	*
Dr. Parkash Gill(9) Director	24,000,000	22.4%
Steven Gershick Chief Financial Officer	0	*
Executive Officers and Directors as a Group (five persons)	41,123,700	38.5%
Hunter World Markets, Inc.(10) Penthouse Suite 9300 Wilshire Boulevard Beverly Hills, California 90212	9,500,000	8.9%
Santa Monica Capital Partners II, LLC (6) 11845 W. Olympic Boulevard, # 1125W Los Angeles, CA 90064	13,750,000	12.9%

* Less than 1%.
______________

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as our address.

10

(2)
Percentages are calculated according to 106,873,700 shares which are considered to be beneficially owned as of September 5, 2007 according to the rules of the SEC. Of these shares, only 106,500,000 shares of common stock are issued and outstanding.

(3)	On June 10, 2007, Mr. Evans’ resigned as a director and the appointments of Dr. Padma-Nathan, Dr. Baradaran and Dr. Gill as directors of the Company became effective.
(4)
These shares include 500,000 shares held in an IRA trust account and Dr. Padma-Nathan’s option to purchase 173,700 shares that vested on August 29, 2007. The vested options are part of the option to purchase 3,474,000 shares granted to Dr. Padma-Nathan on May 31, 2007 pursuant to his employment agreement with the Company.

(5)	These shares are held in trust in Dr. Padma-Nathan’s IRA account. Dr. Padma-Nathan is deemed to beneficially own these shares because he has investment and voting power over the shares.
(6)
These shares are owned by Santa Monica Capital Partners II, LLC. Mr. Brendlinger owns a one-third membership interest through E’s Holdings, Inc., a California corporation. Mr. Brendlinger disclaims beneficial ownership of the shares owned by Santa Monica Capital Partners II, LLC in excess of his percentage ownership of Santa Monica Capital Partners II, LLC.

(7)
These shares include 500,000 shares that are owned by the Baradaran Revocable Trust. Dr. Baradaran is deemed to beneficially own these shares because he has investment and voting power over the shares.

(8)	These shares include the 200,000 shares underlying the option granted to Dr. Baradaran on July 20, 2007. This option is 100% vested.
(9)
Dr. Gill directly owns 20,000,000 shares. The remaining 4,000,000 shares are held by Dr. Gill as a custodian for his two minor children. Dr. Gill may be considered the control person of the shares held by his two children.

(10)
These shares do not include the 12,000,000 shares underlying a warrant to purchase shares which cannot be exercised until February 18, 2008, or the 300,000 shares underlying a warrant which cannot be exercised until February 29, 2008.

CHANGES IN CONTROL

On or about April 27, 2007, the Company entered into subscription agreements with nine accredited investors who are identified below. Under the terms of the subscription agreements the subscribers purchased 63,000,000 shares of the Company’s common stock for $63,000, or $.001 per share. The Company believes that the investors acquired these shares common stock with personal funds.

Immediately following the sale of shares on April 27, 2007, the Company had outstanding 73,259,000 shares of common stock. The names, number of shares purchased, purchase price, and percentage of voting securities held by each of the purchasers is as follows:

11

	Number of Shares Purchased - Purchase Price	Percentage of Voting Securities Held
Dr. Parkash Gill	20,000,000 - $20,000	27.3%
Parkash Gill, Custodian for Noorean Gill	2,000,000 - $2,000	2.7%
Parkash Gill, Custodian for Dhillon Gill	2,000,000 - $2,000	2.7%
Roshantha A. Chandraratna	5,000,000 - $5,000	6.8%
Hunter World Markets, Inc.	15,000,000 - $15,000	20.5%
Santa Monica Capital Partners II, LLC	13,750,000 - $13,750	18.8%
Marc Ezralow	3,000,000 - $3,000	4.1%
Harin Padma-Nathan	2,000,000 - $2,000	2.7%
David Ficksman	250,000 - $250	0.3%
Total	63,000,000 - $63,000	85.9%

In connection with the sale of common stock, the Company appointed Kurt Brendlinger as a second member of the Board for a term expiring at the next annual meeting of stockholders.

On or about May 16, 2007, the Company raised approximately an additional $20,000,000 from a small group of accredited investors. The common stock was sold at a price of $.50 per share. The Company believes that the investors acquired these shares of common stock with working capital. In connection with this sale of shares, the Company cancelled an aggregate of 7,759,000 shares of common stock that had been issued prior to April 27, 2007 sale in consideration for $750,000.

Effective June 10, 2007, Dr. Padma-Nathan, Dr. Baradaran and Dr. Gill were appointed as members of the Board. The nine accredited investors identified above currently beneficially own in the aggregate 54.5% of the voting securities of the Company.

We are not aware of any arrangements that may, at a subsequent date, result in a change in control of the Company.

EXECUTIVE COMPENSATION

The table below sets forth certain information concerning compensation we paid to our president (chief executive officer) for the fiscal year ended September 30, 2006. Teresa Fackrell, the only other executive officer of the Company during the fiscal years ended September 30, 2005 and September 30, 2006, received annual compensation of less than $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position(1)	Year	Salary ($)	Total ($)
Craig Davis,	2005	96,000	96,000
President and Director	2006	96,000	96,000

(1) Does not include Mr. Mathew Evans who served as the sole officer and director of the Company from October 23, 2006 until his resignation in June of 2007, or the current officers of the Company who were appointed after June of 2007, as further described below.
_______________

12

Compensation of Directors

We paid no cash fees or other consideration to our directors for service as directors during the last three fiscal years. On July 20, 2007, we granted Dr. Baradaran an option to purchase 200,000 shares of our common stock at an exercise price of $1.00 per share, for his services as a non-employee director. We have made no other agreements regarding future compensation of directors. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as members of the Board.

Employment Agreement

We terminated all employment and consulting agreements with Craig Davis and Mathew Evans, his successor, in connection with their resignations. We have entered employment agreements with our current Chief Executive Officer, Dr. Padma-Nathan.

Effective May 31, 2007, we entered into a five-year employment agreement with Dr. Padma-Nathan pursuant to which we agreed to pay Dr. Padma-Nathan an annual salary of $200,000. The salary will be increased on November 30, 2007 by an amount to be determined between the two parties to the employment agreement. Thereafter, the salary will increase by a minimum of 5% on May 31 of each year during the term of his employment. Dr. Padma-Nathan’s agreement also provides him an option to purchase up to 3,474,000 shares of our common stock at an exercise price of $1.00 on the terms and conditions of our 2007 stock compensation plan. The agreement provides discretion for our Board of Directors to grant a bonus to Dr. Padma-Nathan based upon our and Dr. Padma-Nathan’s performance. This Agreement can be terminated by either of us for cause or by Dr. Padma-Nathan for good reason.

On September 21, the Company entered into a five-year employment agreement with Mr. Gershick pursuant to which the Company agreed to pay Mr. Gershick an annual salary of $120,000. Thereafter, the salary will increase by a minimum of 5% each year during the term of his employment. The agreement provides discretion for the Company’s Board of Directors to grant a bonus to Mr. Gershick based upon the performance of the Company and Mr. Gershick. This Agreement can be terminated by either the Company for cause or by Mr. Gershick for good reason.

If we enter into a compensatory arrangement with any of our other executive officers, such arrangement will be disclosed in a filing under Item 5.02 of Form 8-K.

Indemnification for Securities Act Liabilities

Nevada law authorizes, and our Bylaws and Amended and Restated Articles of Incorporation provide for, indemnification of our directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Insofar as indemnification for liabilities for damages arising under the Securities Act of 1933 may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provision, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

We do not have a compensation committee. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board. There are no “interlocks,” as defined by the SEC, with respect to any member of the Board.

13

Householding of Information Statement

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements, proxy statements and annual reports. This means that only one copy of this information statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of information statements, proxy statements and annual reports either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Harin Padma-Nathan, our Chief Executive Officer, at Quest Group International, Inc., 18 Technology, Irvine, CA 92618, (949) 336-7111, we will provide a separate copy of information statements, proxy statements and annual reports.

FURTHER INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

By Order of the Board of Directors /s/ Harin Padma-Nathan Harin Padma-Nathan Chief Executive Officer

14

APPENDIX A

QUEST GROUP INTERNATIONAL, INC.

2007 STOCK COMPENSATION PLAN

Section 1.  Purpose

The purpose of this 2007 Stock Compensation Plan (the “Plan”) is to advance the interests of Quest Group International, Inc., a Nevada corporation (“Quest”), by enhancing its ability to attract, retain and provide incentives to directors, officers, employees and independent contractors who are crucial to the future growth and success of Quest and its subsidiaries and Affiliates (as hereinafter defined).

Section 2.  Definitions

“Affiliate” when used in conjunction with Quest, shall include, but not be limited to, an entity or other person that directly or indirectly controls, or is controlled by, or is under common control with Quest.

“Award” means any Option, Stock Appreciation Right, Performance Share or Restricted Stock awarded under the Plan.

“Board” means the board of directors of Quest.

“Committee” means a committee of not less than two members of the Board appointed by the Board to administer the Plan.

“Common Stock” or “Stock” means the Common Stock of Quest.

“Company” means Quest and, except where the content requires otherwise, all present and future subsidiaries and Affiliates of Quest.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate, in the event of the Participant’s death, and the Participant’s legal guardian, in the event of the Participant’s incapacity.

“Fair Market Value” means with respect to Common Stock on any given date (i) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices during regular trading hours on the principal exchange on which it is traded on the grant date, or, if the Common Stock shall not have been traded during regular trading hours on such principal exchange over such period, the mean of the high and low sales prices during regular trading hours on such principal exchange on the first day prior thereto on which the Common Stock was so traded; (ii) if Common Stock is not listed for trading on a national securities exchange but is traded on the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock during regular trading hours on the grant date, or, if there are no such bid prices for the Common Stock during such period, the mean of the highest and lowest bid prices during regular trading hours on the first day prior thereto on which such prices appear; and (iii) in all other events, such amount as may be determined by the Board in good faith by any fair and reasonable means.

“Option” means an option to purchase shares of Common Stock awarded to a Participant under Section 6.

“Participant” means a person selected by the Board to receive an Award under the Plan.

“Performance Shares” mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

“Reporting Person” means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

“Restricted Period” means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

“Restricted Stock” means shares of Common Stock awarded to a Participant under Section 9.

“Stock Appreciation Right” or “SAR” means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

Section 3.  Administration

The Plan shall be administered by the Board or by a Committee to which some or all of the administration of the Plan is delegated by the Board. In the event the Board appoints a Committee, references in the Plan to the Board shall, as appropriate, be read as references to the Committee. The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3. The foregoing notwithstanding, the Board and/or the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

The Board shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan. Without limiting the foregoing, the Board shall have authority to make Awards, to set administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. In determining the persons to whom Awards shall be made, the number of shares to be covered by each Award and the terms thereof (including the restriction, if any, which shall apply to the Common Stock subject to an Award), the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan. The Board’s decisions shall be final and binding. Except as otherwise required by law, no member of the Board shall be liable for any action or determination relating to the Plan made in good faith.

2

Section 4.  Eligibility

Awards may be made to employees and independent contractors of the Company. For purposes hereof, independent contractors shall include consultants, advisors and directors of the Company.

Section 5.  Stock Available for Awards

(a)  Subject to adjustment under Section 10 below, Awards may be made under the Plan for up to FIFTEEN MILLION (15,000,000) shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)  The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a).

Section 6.  Stock Options

(a)  General.

(i)  Subject to the provisions of the Plan, the Board may award Options and determine the number of shares to be covered by each Option, the option price therefor, the conditions and limitations applicable to the exercise of the Option and the restrictions, if any, applicable to the shares of Common Stock issuable thereunder.

(ii)  The Board shall establish the exercise price at the time each Option is awarded.

(iii)  Subject to Section 10(a), each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

3

(iv)  Options granted under the Plan shall provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or by delivery of shares of Common Stock of the Company owned by the optionee for at least six months (valued at Fair Market Value) and, to the extent permitted by the Board at or after the award of the Option, may provide for payment by (A) delivery of other property acceptable to the Board (valued at fair market value), (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) pursuant to a cashless exercise feature, (E) payment of such other lawful consideration as the Board may determine, or (F) any combination of the foregoing.

(v)  The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

(vi)  The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

Section 7.  Stock Appreciation Rights

(a)  The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted.

(b)  SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option may be granted either at or after the time the Option is granted.

(c)  When SARs are granted in tandem with Options, the following provisions shall apply:

(i)  The SAR shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

(ii)  The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

4

(iii)  The Option shall terminate and no longer be exercisable upon the exercise of the related SAR.

(d)  An SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Board may specify.

(e)  The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

(f)  SARs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of grantee only by the Participant. Any transfer by the Participant of any SAR granted under the Plan shall void such SAR and the Company shall have no further obligation with respect to such SAR. No SAR shall be pledged or hypothecated in any way, nor shall any SAR be subject to execution, attachment or similar process.

(g)  SARs granted pursuant to this Plan shall represent no more than unfunded unsecured contractual obligations of the Company and the Company shall have no obligation to set aside any assets to fund any SAR obligation. Amounts payable for SARs under the Plan shall be paid from the general funds of the Company, and the Participant and any Designated Beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any SAR obligations hereunder.

Section 8.  Performance Shares

(a)  The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

(b)  A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. Prior to receipt of shares pursuant to a Performance Share Award, the Performance Share Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Performance Share Award. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Agreement evidencing the Performance Share Award.

(c)  The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

(d)  Performance Share Awards may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession. Any transfer by the Participant of any Performance Share Award granted under the Plan shall void such Award and the Company shall have no further obligation with respect to such Award. No Performance Share Award shall be pledged or hypothecated in any way, nor shall any Performance Share Award be subject to execution, attachment or similar process.

5

Section 9.  Restricted Stock

(a)  The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

(b)  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participants’ Designated Beneficiary.

(c)  The purchase price for each share of Restricted Stock shall be determined by the Board. Such purchase price may be paid in cash or such other lawful consideration as is determined by the Board.

(d)  The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

(e)  Notwithstanding the foregoing, the Board may award to Participants Restricted Stock for services rendered or to be rendered by such Participant pursuant to the terms of any agreement between the Company and such Participant, which award is not requested to contain any repurchase rights or forfeiture provisions.

Section 10.  General Provisions Applicable to Awards

(a)  Maximum Term. No Award shall have a term exceeding ten years, measured from the date of the Award grant.

(b)  Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which shall evidence agreement to the terms thereof and of this Plan. The certificates representing the Stock issued pursuant to an Award granted under this Plan shall bear such legends as may be required by applicable law to give notice of restrictions on transfer of such shares.

(c)  Change in Control. In the event that the Company or the division, subsidiary or other affiliated entity for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated, all unvested Options immediately vest.

(d)  Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of the Award grant or at any time thereafter.

(e)  Termination of Status. The Board shall determine and specify in the Award documentation the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

(f)  Dilutions and Other Adjustments. In the event of any stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights to purchase stock, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board in its sole discretion may equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and may make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate, including, if considered appropriate by the Board, making provision for a cash payment with respect to an outstanding Award. Such adjustments or actions shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from no par value to par value (or vice versa), without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

In the event that the Company or the division, subsidiary or other affiliated entity for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated, the Board may take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs shall terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of a sale or similar transaction under the terms of which holders of the Common Stock of the Company receive a payment for each share surrendered in the transaction (the “Sales Price”), make or provide for a payment to each Option and/or SAR holder equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to Participant’s outstanding, vested Options or SARs exceeds (B) the aggregate exercise price of all such outstanding, vested Options or SARs, in exchange for the termination of such Options or SARs, (iv) or make such other adjustments, if any, as the Board determines to be necessary or advisable to provide each Participant with a benefit substantially similar to that to which the Participant would have been entitled had such event not occurred.

(g)  Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board’s discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h)  Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan and comply with applicable laws and/or achieve favorable tax results under foreign tax laws.

(i)  Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, and changing the date of exercise or realization, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(j)  Conditions on Delivery of Stock. The Company shall not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company’s counsel, all applicable federal and state laws and regulations have been complied with, and (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Except to the extent as may be specified in the documentation with respect to a particular Award grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to Awards under any federal or state securities law or on any exchange.

Section 11.  Miscellaneous

(a)  No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment by or the right to continue to provide services to the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as may be expressly provided in the applicable Award.

(b)  No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

(c)  No Restriction on the Right of the Company to Effect Corporate Changes. The Plan and the Options granted hereunder shall not affect in any way the right or power of Quest or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of Quest or the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(d)  Exclusion from Benefit Computations. Except as expressly specified in the applicable plan or program, no amount or shares of Common Stock payable upon exercise of an Award granted under the Plan shall be considered salary, wages or compensation for purposes of determining the amount or nature of benefits that a Participant is entitled to receive under any Company benefit plan or program.

(e)  Effective Date and Term. This Plan shall become effective upon adoption by the Board provided, however, that no Award shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Awards granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period. Awards may be granted or exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. No Award may be made under the Plan after the tenth anniversary of the Plan’s effective date, but Awards granted before such date may extend beyond that date.

(f)  Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

(g)  Delivery of Financial Statements. To the extent required by applicable laws, rules and regulations, the Company shall deliver to each Participant financial statements of the Company at least annually while such Participant holds an outstanding Award.

(h)  Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

(i)  Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the state of California.

QUEST GROUP INTERNATIONAL, INC.

By: _____________________________
Title:____________________________

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (“Agreement”) is made by and between QUEST GROUP INTERNATIONAL, INC., a Nevada corporation (the “Company”), and ______________________ (the “Optionee”).

NOW, THEREFORE, in consideration of the mutual benefit to be derived herefrom, the Company and Optionee agree as follows:

1.  Grant of Option. The Company hereby grants to Optionee, subject to all the terms and provisions of the 2007 Stock Compensation Plan, as such Plan may be hereinafter amended, a copy of which is attached hereto and incorporated herein by this reference (the “Plan”), the right, privilege and option (“Option”) to purchase _______ shares of its common stock (“Stock”) at __________ per share, in the manner and subject to the conditions provided hereinafter and in the Plan and any amendments thereto and any rules and regulations thereunder.

2.  Vesting and Exercise of Option. The Optionee shall be vested in _____ % of the total number of shares subject to the Option on the date of execution of this Agreement. Thereafter, the remaining shares subject to the Option (the “Vesting Shares”) shall vest in the Optionee and may be exercised by the Optionee as to the percentage (to a maximum of 100%) of the Vesting Shares determined by multiplying the number of complete years that the Optionee has been in the employ of the Company since the date of execution of this Agreement by _____% for each complete year. Any exercise may be with respect to any part or all of the shares then vested and exercisable pursuant to such Option, provided that the minimum number of shares exercisable at any time shall not be less _______ shares or the balance of shares for which the Option is then exercisable.

3.  Termination of Option. Except as otherwise provided in this Agreement or the Plan, to the extent not previously exercised, the Option shall terminate upon the first to occur of any of the following events:

a.  ____________, 20____, not to exceed 10 years from the date of the grant of the Option hereunder;

b.  the date the Optionee ceases to be employed by the Company (including any Affiliate thereof as defined by the Plan), is no longer an officer or member of the Board of Directors of the Company or no longer performs services for the Company, for any reason (other than such Optionee's death or disability), any Option granted hereunder to such Optionee shall expire three months after the date of such termination. The Board shall, in its sole and absolute discretion, decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section. In the event the Optionee’s termination results from the fact that the Optionee is “disabled,” the Option shall expire one year after the date of such termination. Any option that has not vested in the Optionee as of the date of termination of employment or service with the Company, shall immediately expire and shall be null and void.

c.  six months after the date of the Optionee’s death. The Option may be exercised (subject to the condition that no Option shall be exercisable after its expiration and only to the extent that the Optionee's right to exercise such Option was vested at the time of the Optionee's death) at any time within six months after the Optionee's death by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Any option that has not vested in the Optionee as of the date of death, shall immediately expire and shall be null and void.

d.  the dissolution or liquidation of the Company; or

e.  the breach by Optionee of any provision of the Plan or this Agreement.

4.  Method of Exercise. An Option shall be exercised by written notice to the Company by the Optionee (or successor in the event of death). Such written notice shall state the number of shares with respect to which the Option is being exercised and designate a time, during normal business hours of the Company, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Company shall deliver to the Optionee at the principal office of the Company, or such other appropriate place as may be determined by the Board, a certificate or certificates for such shares. Notwithstanding the foregoing, the Company may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an Option shall be exercisable by any person other than the Optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

a.  Full payment in cash or certified bank or cashier's check;

b.  A full recourse promissory note executed by the Optionee, made payable to the Company bearing interest at such rate as the Board shall determine, but in no case less than the “Applicable Federal Rate” at the time the note is executed applicable under the Code to obligations of the same duration. The note shall contain such terms and conditions as may be determined by the Board; provided, however, that the full principal amount of the note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Company may obtain from the Optionee a security interest in all shares of Stock issued to the Optionee under the Plan for the purpose of securing payment under the note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest;

c.  Full payment in shares of Stock or other securities of the Company having a fair market value on the Exercise Date in the amount equal to the option exercise price;

d.  If expressly authorized by the Board, pursuant to a cashless exercise feature;

e.  A combination of the consideration set forth in Sections (a), (b), (c) and (d) hereof equal to the option exercise price; or

f.  Any other method of payment including, but not limited to, the delivery by Optionee of an irrevocable direction to a securities broker approved by the Company to sell the Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

5.  Restrictions on Exercise and Delivery. The exercise of each Option shall be subject to the condition that, if at any time the Board shall determine, in its sole and absolute discretion,

a.  the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Stock pursuant thereto,

b.  the listing, registration, or qualification of any shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, or

c.  the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto,

then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Optionee shall execute such documents and take such other actions as are required by the Board to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or member of the Board or the Committee, shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6.  Nonassignability. Options may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of Optionee only by Optionee. Any transfer by Optionee of any Option granted under the Plan or this Agreement shall void such Option and the Company shall have no further obligation with respect to such Option. No Option shall be pledged or hypothecated in any way, nor shall any Option be subject to execution, attachment or similar process.

7.  Restrictive Legends. Each certificate evidencing the shares acquired upon exercise of an Option hereunder, including any certificate issued to any transferee thereof, shall be imprinted with legends substantially in the form set forth in the Plan.

8.  Rights as Shareholder. Neither Optionee nor his executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Stock unless and until certificates representing such Stock shall have been issued in Optionee’s name.

9.  No Right of Employment. Neither the grant nor exercise of any Option nor anything in the Plan or this Agreement shall impose upon the Company or any other corporation any obligation to employ or continue to employ any Optionee. The right of the Company and any other corporation to terminate any employee shall not be diminished or affected because an Option has been granted to such employee.

10.  Definitions. Capitalized terms shall have the meaning set forth in the Plan unless otherwise defined herein.

11.  Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

12.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

13.  Governing Law. This Agreement shall be governed by the laws of the State of California.

14.  Application of Plan. The Company has delivered and the Optionee hereby acknowledges receipt of a copy of the Plan. The parties agree and acknowledge that the Option granted hereunder is granted pursuant to the Plan and subject to the terms and provisions thereof, and the rights of the Optionee are subject to modifications and termination in certain events as provided in the Plan.

IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be _____________, 20__.

QUEST GROUP INTERNATIONAL, INC.

By: ______________________________
Title:_____________________________

OPTIONEE

_____________________________